SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934
                         (Amendment No. _____)


Filed by the Registrant        [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:

     [ ]     Preliminary Proxy Statement
     [ ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
     [X]     Definitive Proxy Statement
     [ ]     Definitive Additional Materials
     [ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
             Section 240.14a-12.

                           PREMIS Corporation
            (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]     No fee required
     [ ]     Fee computed on table below per Exchange Act Rules
             14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)     Proposed maximum aggregate value of transaction:

      5)     Total fee paid:

     [ ]     Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)     Amount Previously Paid:

      2)     Form, Schedule or Registration Statement No.:

      3)     Filing Party:

      4)     Date Filed:





                           PREMIS CORPORATION
                           13220 County Road 6
                        Plymouth, Minnesota 55441
                             (612) 550-1999

                                                          July 9, 1998
Dear Shareholder:

     You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held at 4:00 p.m., on August 5, 1998, at the Ramada Plaza Hotel, located at 12201 Ridgedale Drive in Minnetonka, Minnesota.

     The agenda for this year's meeting includes the election of five directors and ratification of the appointment of auditors. Following the formal business of the meeting, I will report on the affairs of the Company and respond to questions of general interest to shareholders.

     We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

                                  Very truly yours,



                                  F.T. Biermeier
                                  President and Chief Executive Officer




                           PREMIS CORPORATION
                          13220 County Road 6
                       Plymouth, Minnesota 55441
                             (612) 550-1999

               _________________________________________

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD AUGUST 5, 1998
               _________________________________________

To the Shareholders of PREMIS Corporation:

     The Annual Meeting of Shareholders of PREMIS Corporation (the "Company") will be held on August 5, 1998, at 4:00 p.m., at the Ramada Plaza Hotel, located at 12201 Ridgedale Drive in Minnetonka, Minnesota, for the following purposes:

(1) To fix the number of directors at five and to elect five directors to serve for a one year term expiring when their successors are elected and qualified at the annual meeting in 1999.

(2)  To act upon a proposal to ratify the appointment of Price
     Waterhouse, LLP as independent auditors of the Company for the fiscal year ending March 31, 1999.

(3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on July 6, 1998 as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

     A PROXY STATEMENT AND FORM OF PROXY ARE ENCLOSED.  SHAREHOLDERS
ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                    By Order of the Board of Directors

                                    Mary Ann Calhoun, Secretary
July 9, 1998



                           PREMIS CORPORATION
                          13220 County Road 6
                        Plymouth, Minnesota 55441
                             (612) 550-1999


                  ___________________________________

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD AUGUST 5, 1998
                  ___________________________________


                          GENERAL INFORMATION

     This proxy statement is furnished to shareholders by the Board of Directors of PREMIS Corporation (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders on August 5, 1998, to be held at the Ramada Plaza Hotel, located at 12201 Ridgedale Drive in Minnetonka, Minnesota, at 4:00 p.m., and at all adjournments thereof for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors is not currently aware of any other matters which will come before the meeting.

     Shareholders may revoke proxies before exercise by submitting a subsequently dated proxy or by voting in person at the Annual Meeting. Unless a shareholder gives contrary instructions on the proxy card, proxies will be voted at the meeting (a) for the election of the nominees named herein and on the proxy card to the Board of Directors;
(b) for the appointment of Price Waterhouse, LLP as independent auditors of the Company; and (c) in the discretion of the proxy holder as to other matters which may properly come before the meeting. This proxy statement and the enclosed proxy are being mailed to the shareholders of the Company on or about July 9, 1998.

     A copy of the Company's Annual Report for the fiscal year ended March 31, 1998, is enclosed herewith but is not considered a part of the proxy solicitation material. The Annual Report describes the financial condition of the Company as of March 31, 1998.

     The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. To ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company.

                         RECORD DATE AND VOTING

     The Board of Directors has fixed July 6, 1998, as the record date for the determination of shareholders entitled to vote at the Annual Meeting. As of the close of business on the record date, there were outstanding 4,733,452 shares of Common Stock, par value $.01 per share, which is the only outstanding class of stock of the Company. Each share is entitled to one vote on each proposal to be presented to the meeting. As provided in the Articles of Incorporation of the Company, there is no right of cumulative voting. All matters being voted upon by the shareholders require a majority vote of the shares represented at the Annual Meeting either in person or by proxy, except for election of directors, which would be by plurality vote in the event of more nominees than positions (i.e., the five nominees receiving the highest numbers of vote would be elected).

     The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote constitutes a quorum for the transaction of business. Shares voted as abstentions on any matter (or a "withhold authority" vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. Shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner and the broker does not have discretionary authority to vote the shares on the particular matter, will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purpose of calculating the vote with respect to such matter.

     The Board of Directors recommends a vote FOR election of each nominee for director named herein and FOR ratification of the appointment of Price Waterhouse, LLP as independent auditors. It is intended that proxies solicited by the Board of Directors will be voted FOR each nominee and FOR such other proposals unless otherwise directed by the shareholder submitting the proxy.

                       PRINCIPAL SHAREHOLDERS AND
                        OWNERSHIP OF MANAGEMENT

     The following table sets forth as of June 30, 1998 the record and beneficial ownership of Common Stock held by (1) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company; (ii) each current director; (iii) each nominee for election as director; and (iv) all executive officers and current directors of the Company as a group. Securities reported as "beneficially owned" include those for which the named persons may exercise voting power or investment power, alone or with others. Voting power and investment power are not shared with others unless so stated. The number and percent of shares of Common Stock of the Company beneficially owned by each such person as of June 30, 1998 includes the number of shares which such person has the right to acquire within sixty (60) days after such date.


                                    Shares Beneficially
            Name                          Owned(1)          Percent
---------------------------------   -------------------   ------------
F.T. Biermeier                         1,819,751(2)            36.2%
Mary Ann Calhoun                          18,750(3)             *
Gerald F. Schmidt                         10,000(3)             *
S. Albert D. Hanser                       15,000(4)             *
Terrence W. Glarner                        6,000(5)             *
Jeffrey A. Imm                            20,000(3)             *
Mark D. Sanda                             10,000                *
Richard R. Peterson                       12,500(3)             *
Basil R. Burger                            - 0 -              - 0 -
All directors and executive
 officers as a group (9 persons)       1,912,001(6)            37.4%

     *  Less than 1%.

     (1) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of June 30, 1998, or within 60 days after such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by the group. Unless otherwise indicated, each person named or included in the group has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder's name.
     (2) Includes 75,000 shares held of record by Sandra J. Biermeier and 300,000 shares of Common Stock which may be acquired pursuant to exercise of a non-qualified stock option.
     (3) Represents shares that may be acquired pursuant to exercise of options.
     (4) Includes 10,000 shares that may be acquired pursuant to exercise of options.
     (5) Includes 5,000 shares that may be acquired pursuant to exercise of options.
     (6)  See notes (2)-(5) above.


The business address of Ms. Calhoun, and Messrs. Biermeier, Peterson, Imm and Sanda is the address of PREMIS Corporation, 13220 County Road 6, Plymouth, Minnesota 55441; the business address of Mr. Schmidt is Cordova Capital, Inc., 3350 Cumberland Circle, Suite 970, Atlanta, Georgia 30339; the business address of Mr. Hanser is Astrocom Corporation, 2700 Summer Street N.E., Minneapolis, Minnesota 55413;
the business address of Mr. Glarner is Norwest Venture Capital, 2800 Piper Jaffray Building 222 South 9th Street, Minneapolis,
Minnesota 55402; and the address of Mr. Burger is 3500 Steeles Avenue East, Markham, Ontario Canada L3R OX1.

                         ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the number of directors shall be as fixed from time to time by resolution of the Board of Directors. The current number of members of the Board of Directors is five (5). The directors elected at this Annual Meeting, and at Annual Meetings thereafter unless otherwise determined by the Board or the shareholders, will serve a one-year term expiring upon the election of their successors at the next annual meeting. The five persons designated by the Board of Directors as nominees for election as directors at the Annual Meeting are F.T. Biermeier, Mary Ann Calhoun, Gerald F. Schmidt, S. Albert D. Hanser and Terrence W. Glarner.

     In the event any nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

     See "MANAGEMENT" for biographical information concerning
F.T. Biermeier and Mary Ann Calhoun, who are employees of the Company. The following biographical information is furnished with respect to each of the other nominees.

     Gerald F. Schmidt has been a Director of the Company since June of 1986. Since 1989, Mr. Schmidt has been President and CEO of Cordova Capital, Inc., a venture capital firm located in Atlanta, Georgia. Cordova Capital is the General Partner in four growth funds with $92 million dollars under management. From 1984 to 1988, he was a Senior Vice President and partner at O'Neill Development Inc., a commercial real estate development firm in Atlanta, Georgia. From
1966 to 1984, he held various positions in sales and marketing management and was Vice President and General Manager of two divisions at Jostens in Minneapolis, Minnesota.

     S. Albert D. Hanser was elected as a Director of the Company in September 1996. He has served as Chairman of Hanrow Financial Group, Ltd., a merchant banking firm since 1989; as chairman of Astrocom Corporation since 1992; and as chairman of Prevention First Inc. since 1997. Mr. Hanser is also currently a member of the Boards of Directors of Hawkins Chemical, Inc. and E-Z Gard Industries, Inc.

     Terrence W. Glarner has been a director since October 1997. Since 1993, Mr. Glarner has been President of West Concord Ventures, Inc.
Mr. Glarner also currently consults with Norwest Venture Capital, an entity affiliated with Norwest Growth Fund, Inc. Prior to starting West Concord Ventures, Inc., Mr. Glarner was President of North Star Ventures, Inc. from 1988 to February 1993, a firm which he joined in 1976. Mr. Glarner serves as a director of: Aetrium, Cima Labs,
Datakey, and FSI; all of which are publicly-held companies.

     For information concerning compensation of directors, see
"MANAGEMENT - Director Compensation."

                               MANAGEMENT

Directors and Officers

     The directors and executive officers of the Company as of July 9, 1998 are as follows:

       Name             Age              Position
-------------------    -----   --------------------------------------
F.T. Biermeier          58     President and Chief Executive Officer
                                 and Director
Mary Ann Calhoun        39     Vice President, Secretary and Director
Gerald F. Schmidt       58     Director
S. Albert D. Hanser     61     Director
Terrence W. Glarner     55     Director
Richard R. Peterson     32     Treasurer and Chief Financial Officer
Jeffrey A. Imm          31     Vice President of Marketing
Mark D. Sanda           43     Vice President of Sales
Basil R. Burger         52     President, PREMIS Systems Canada
                                 Incorporated


     F.T. Biermeier has been a Director of the Company since its inception in April 1982. Since May of 1988, he has been President and Chief Executive Officer. From June 1986 to May 1988, he was Chairman and Chief Executive Officer. From April 1982 to June 1986, he was President and Secretary. He also functions as the Company's Treasurer. >From 1980 to 1983, he operated an independent management consulting firm, F.T. Biermeier & Associates, Inc. From July of 1986 to
January 1988, Mr. Biermeier was President and Chief Executive Officer of Intran Corporation, a supplier of imaging software to publishing organizations, and devoted part-time efforts to the Company.
Mr. Biermeier is married to Mary Ann Calhoun, a Director and Vice President of the Company.

     Mary Ann Calhoun has been a Director and Vice President of the Company since June of 1986. From 1983 to 1986, she held positions of Customer Support Representative, Manager Customer Support and Director of Software Development and Customer Support of PREMIS. From 1980 to 1983, she held positions in the United States Senate office of Senator David Durenberger, including Assistant to the Press Secretary and Manager of Information Systems. Ms. Calhoun is married to
F.T. Biermeier, a Director and President of the Company.

     Richard R. Peterson has been Chief Financial Officer of the Company since December 1996. From July 1992 through November 1996, Mr. Peterson was Vice President of Finance and Administration of Teltech Resource Network Corporation, an information technology company. From October 1988 through June 1992, Mr. Peterson was at Ernst & Young LLP.

     Jeffrey A. Imm has been Vice President of Marketing of the Company since September 1996. From January 1990 through August 1996, Mr. Imm was with Lawson Software where he managed U.S. marketing and most recently spent two years in Europe as International Marketing Manager.

     Mark D. Sanda has been Vice President of Sales of the Company since January, 1998. From April 1995 through January 1998, Mr. Sanda was with Network General Corporation, where he managed sales and marketing activities as District Sales Manager. In the 14 years prior to his position at Network General, Mr. Sanda held a variety of sales and sales management positions in the high tech industry.

     Basil R. Burger has been President of PREMIS Systems Canada Incorporated, the Company's wholly-owned subsidiary, since April 1998. >From July 1997 to April 1998, Mr. Burger was Vice President and COO of PREMIS Systems Canada Incorporated. From 1996 through April 1997,
Mr. Burger was a Project Manager for Holt Renfrew, where he was responsible for the roll out of point of sale systems. From 1993 to 1996, Mr. Burger was Director of Customer Service for Telxon Canada Corporation Ltd., where he was responsible for software and hardware service for its Canadian operation. From 1981 to 1992, Mr. Burger was Vice President of Customer Service for Fujitsu ICL Canada Inc., where he was responsible for professional services, software and hardware services for its Canadian operations. Prior to 1981, Mr. Burger held a variety of software support and programming positions in the high tech industry.

     See "ELECTION OF DIRECTORS" for information concerning the non-employee members of the Board of Directors.

     All directors of the Company hold office until the next regular meeting of the shareholders or until their successors are elected and qualify. All officers hold office until their successor is appointed by the Board. There are no arrangements or understandings between any of the directors or officers or any other person pursuant to which any person was or may be elected as a director or selected as an officer of the Company.

Officers

     The officers of the Company are elected annually by the Board of Directors and serve until their successors are elected and qualified, subject to earlier removal by the Board.

Director Compensation

     Non-employee directors receive $500 per meeting and are reimbursed by the Company for their actual out-of-pocket expenses for telephone, travel, and miscellaneous items incurred on behalf of the Company. In addition, during the fiscal year ended March 31, 1998, each non-employee director received a five-year non-qualified option to purchase 5,000 shares of Common Stock exercisable at fair market value as of the date of grant.

Board Committees and Meetings

     The Board of Directors has established an Audit Committee comprised of Gerald F. Schmidt and S. Albert D. Hanser, who are non-employee members of the Board. The purpose of the Audit Committee is to
(1) annually select a firm of independent public accountants as auditors of the books, records and accounts of the Company; (2) review the scope of audits made by the independent public accountants; and (3) receive and review the audit reports submitted by the independent public accountants and take such action in respect of such reports as the Audit Committee may deem appropriate to assure that the interests of the Company are adequately protected.

     During the year ended March 31, 1998, the Board of Directors met five times and otherwise conducted business by unanimous written action; and the audit committee of the Board met one time. Each incumbent director attended at least 75% of the meetings of the Board of Directors and committee on which he or she served.

Executive Compensation and Employment Agreements

     The following table discloses compensation received by the Company's President/Chief Executive Officer, the only executive officer whose aggregate cash compensation exceeded $100,000 (the "Named
Executive Officer").

                       Summary Compensation Table


                                                             Long-Term
                                   Annual Compensation      Compensation
                               ---------------------------  ------------
Name and           Year Ended
Principal           March 31,                    Other Annual
Position              1998     Salary    Bonus   Compensation(1) Options
-----------------  ----------  -------  -------  --------------  -------
F.T. Biermeier        1998    $128,000      -0-      $3,382        -0-
  Chief Executive     1997     141,057      -0-       1,112        -0-
  Officer and         1996     100,000  27,000        5,690        -0-
  President


(1) Represents contributions to the Company's Employee Retirement 401(k) Plan and other fringe benefits.

     The Company currently has no employment agreement with Mr. Biermeier.

Stock Options

     The Company's 1994 Employee Incentive Stock Option Plan (the "Option Plan") was adopted to provide incentives to selected employees of the Company. The Board of Directors is authorized to grant options under the Option Plan for purchase of up to 500,000 shares of Common Stock at exercise prices not less than the fair market value of the Common Stock as of the grant date. As of June 30, 1998, there were outstanding options to purchase an aggregate of 313,900 shares of Common Stock pursuant to the Option Plan, at an average exercise price of $1.13 per share. One fourth of the options granted become exercisable one (1) year from the date of the grant with an additional twenty-five percent becoming exercisable each succeeding year. The closing bid price of the Common Stock is treated as the market value on the applicable date.

     In addition to the Option Plan, the Board authorized grant of non-qualified stock options for an aggregate of up to 600,000 shares of Common Stock to employees (including officers) and non-employee directors. As of June 30, 1998, non-qualified options to purchase 558,658 shares were outstanding. Such options are exercisable at an average exercise price of $0.79 per share and, in each case, the exercise price is equal to the fair market value of the Common Stock as of the grant date.

     On April 2, 1998, the Board of Directors authorized the reduction of the exercise price for all outstanding stock options to purchase Company Common Stock held by then current employees (including officers other than Mr. Biermeier). The Board of Directors believed that the market price of the Company's Common Stock had been negatively affected by several factors, including general market factors, the Company's revenue and earnings performance and limited investment analyst coverage. As a result, the outstanding stock options, which had been granted at exercise prices ranging from $2.00 to $6.25 per share, no longer represented an effective retention or motivational incentive for employees to work to achieve long-term success for the Company. In order to motivate the grantees, the Board of Directors canceled and reissued these options at an exercise price equal to the market price of the Common Stock on the date of repricing ($1.31 per share). Option vesting remained the same.

     The following table contains information concerning stock option grants to the Named Executive Officer during the fiscal year ended March 31, 1998.

                  Option/SAR Grants in Last Fiscal Year

                  Number of    Percent of Total
                  Securities     Options/SARs
                  Underlying      Granted to     Exercise or
                 Options/SARs    Employees in    Base Price   Expiration
     Name         granted (#)    Fiscal Year       ($/Sh)        Date
---------------  ------------  ----------------  -----------  ----------
F.T. Biermeier       None            Not            Not          Not
                                  Applicable     Applicable   Applicable


     The following table contains information concerning exercises of stock options during the last fiscal year by the Named Executive Officer and the value of options which were held by the Named Executive Officer at the end of the fiscal year ended March 31, 1998.

                                                            Value of
                                      Number of       Unexercised In-
                                     Unexercised     The-Money Options
              Option Exercises    Options at FY-End     at FY-End(1)
            --------------------- -----------------  -----------------
              Shares
             Acquired     Value
  Name      on Exercise  Realized    Exercisable        Exercisable
------------  -----------  -------- -----------------  ---------------
F.T. Biermeier   None        None        300,000           $342,900

(1) Value is calculated based on the difference between the option exercise price and the closing price for the Common Stock on March 31, 1998, as reported on the Nasdaq National Market, multiplied by the number of shares underlying the option.


Retirement Plan

     During fiscal year 1995, the Company established a retirement savings plan which qualifies under Internal Revenue Code Section 401(k) ("401(k) Plan"). All employees with at least 90 days of employment are eligible to participate in the 401(k) Plan. The Company's contributions to the 401(k) Plan are based on 15% of employee contributions which are subject to salary limitations. The Company's contributions to the 401(k) Plan were approximately $5,300 during fiscal 1998.

Certain Transactions

     Effective September 1, 1996, the Company entered into a lease for executive offices in a building owned by a limited liability partnership which is controlled by F.T. Biermeier, the Company's President and Chief Executive Officer, a member of the Board of Directors, and a principal shareholder of the Company, and his spouse Mary Ann Calhoun, another officer and director of the Company. The Company believes that, notwithstanding the absence of arms length negotiation, this lease was entered into on terms which are commercially reasonable and comparable to the terms of leases for other properties which would have been available to the Company. In addition, the Company has guaranteed the mortgage loan obligation of the limited liability partnership with respect to this property in the principal amount of $945,000.
Currently, this loan carries interest at 2.75% over the rate on five year U.S. Treasury Notes.

Indemnification of Directors and Officers

     Under Section 302A.521, Minnesota Statutes, the Company is required to indemnify its directors, officers, employees, and agents against liability under certain circumstances, including liability under the Securities Act of 1933, as amended (the "Act"). The general effect of such provisions is to relieve the directors and officers of the Company from personal liability which may be imposed for certain acts performed in their capacity as directors or officers of the Company, except where such persons have not acted in good faith.

     As permitted under Minnesota Statutes, the Articles of Incorporation of the Company provide that directors shall have no personal liability to the Company or to its shareholders for monetary damages arising from breach of the director's duty of care in the affairs of the Company. Minnesota Statutes do not permit elimination of liability for breach of a director's duty of loyalty to the Company or with respect to certain enumerated matters, including payment of illegal dividends, acts not in good faith, and acts resulting in an improper personal benefit to the director.

                  COMPLIANCE WITH SECTION 16(A) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with, except that (i) an initial statement of beneficial ownership on Form 3 was not timely filed for Mr. Burger and (ii) a statement of changes in beneficial ownership on Form 4 was not timely filed for Mr. Peterson, to reflect an additional grant of Common Stock options in January 1998.

                      RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Price Waterhouse, LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending March 31, 1999. If the shareholders fail to ratify such appointment, the Board of Directors will select another firm to perform the required audit function. A representative of Price Waterhouse is expected to be present at the shareholders meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

                PROPOSALS FOR FISCAL 1999 ANNUAL MEETING

     It is currently anticipated that the next annual meeting, for the fiscal year ending March 31, 1999 (the "1999 Annual Meeting"), will be held in early August, 1999. Shareholders who intend to submit proposals for inclusion in the 1999 Proxy Statement and Proxy for shareholder action at the 1999 Annual Meeting must do so by sending the proposal and supporting statements, if any, to the Company at its corporate offices no later than April 1, 1999.

                                   By Order of the Board of Directors

                                   Mary Ann Calhoun
                                   Secretary

Dated:  July 9, 1998
Plymouth, Minnesota

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING IT IN WRITING FROM: PREMIS CORPORATION, ATTENTION: RICHARD PETERSON, CHIEF FINANCIAL OFFICER, 13220 COUNTY ROAD 6, PLYMOUTH, MINNESOTA 55441.





                   *********************************


           DIRECTIONS TO 1998 ANNUAL MEETING OF SHAREHOLDERS

* Ramada Plaza Hotel, located at 12201 Ridgedale Drive in Minnetonka, Minnesota, (612)593-0000.
* Highway 169 runs north and south and intersects with major highways:
  I494 and I394
* From highway 169 take highway 394 west.
* From 394 west take Ridgedale Drive, take a left at the lights, go through 2 stop lights.
* The Ramada Plaza Hotel is on the left.


                          PREMIS CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated July 9, 1998, hereby appoints each of
F. T. Biermeier and Richard R. Peterson as proxy, with full power of substitution, to vote all of the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of PREMIS Corporation to be held on Wednesday, August 5, 1998 at 4:00 p.m.at the Ramada Plaza Hotel, located at 12201 Ridgedale Drive in Minnetonka, Minnesota, or at any adjournment thereof, upon any and all matters which may properly be brought before the meeting of adjournment thereof, hereby revoking all former proxies.

1. Election of Directors duly nominated:

     F.T. Biermeier, Mary Ann Calhoun
     Gerald F. Schmidt, and S. Albert D. Hanser, Terrence W. Glarner

     (  )  FOR    ( )  WITHHELD FOR ALL    (  )  WITHHELD FOR THE
                                                 FOLLOWING ONLY
        	   (Write the nominee's name in space below):



2. Ratification of appointment of Price Waterhouse, LLP as the independent auditors of the Company for the year ending
March 31, 1999.

     (  ) FOR     ( )  AGAINST    ( )  ABSTAIN


3. The authority to vote, in his discretion, on all other business that may properly come before the meeting.

     ( )  AUTHORITY GRANTED    ( )  AUTHORITY WITHHELD


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE, FOR THE ADOPTION OF PROPOSAL 2, AND IN THE DISCRETION OF THE PROXY HOLDER ON SUCH
OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN exactly as name appears below. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If apartnership, please sign in partnership name by an authorized person.

        Dated:        ,   19



        Signature



        Signature


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.